Exhibit 10.1

FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This First Amendment to the Securities Purchase Agreement (this “Amendment”) is dated as of July 28, 2022 by and among Digital Brands Group, Inc., a Delaware corporation (“Company”), and each purchaser identified on the Amended Annex A hereto (each, including its successors and assigns, an “Investor” and collectively, the “Investors”).

WHEREAS, the Company, Dragon Dynamic Funds Platform Ltd. (the “Dragon Dynamic”) and 622 Capital LLC (the “622 Capital” and together with Dragon Dynamic, the “Existing Investors”), entered into that certain Securities Purchase Agreement dated July 22, 2022 (the “Agreement”);

WHEREAS, the parties desire to amend the Agreement to increase the aggregate amount of the financing and to add a new Investor identified on the Amended Annex A hereto;

WHEREAS, the new Investor wishes to purchase from the Company, and the Company wishes to sell and issue to the new Investor, (i) a 20% OID promissory note in the form set forth in Appendix B hereto (each, a “Note” and collectively, the “Notes”), and (ii) warrants in the form set forth in Appendix C (each a “Warrant” and collectively, the “Warrants”), in substantially the same forms as issued to the Existing Investors under the Agreement dated July 22, 2022, subject to the terms and conditions therein contained;

WHEREAS, the Agreement may be amended by a written instrument signed by the Company and the Investors holding at least a majority in principal amount of the Notes then outstanding.

NOW, THEREFORE, in consideration of the premises set forth above, the mutual covenants contained in this Amendment, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Investor agree as follows:

1.	Amendments.

(a)	Annex A to the Agreement is hereby amended and restated in its entirety as Amended Annex A hereto to include Walleye Opportunities Master Fund Ltd, a Cayman Islands company.

(b)	The following definitions in the Agreement are hereby amended and restated in their entirety to read as follows:

“Maximum Offering Amount” means an aggregate Subscription Amount of up to USD One Million and Five Hundred Thousand U.S. Dollars ($1,500,000).

“Subscription Amount” means, as to each Investor, the aggregate amount to be paid for the Securities purchased hereunder as specified below such Investor’s name on Amended Annex A of this Agreement and next to the heading “Aggregate Subscription Amount,” in United States dollars and in immediately available funds.

2.	Ratification of Agreement. Except as provided herein, the Agreement is ratified, confirmed and shall remain unchanged and in full force and effect.

3.	Joinder to Registration Rights Agreement. Concurrent with execution of this Amendment, the new Investor will execute a joinder to the Registration Rights Agreement among the Company and the Existing Investors on July 22, 2022.

FIRST AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT

4.	Entire Agreement. This Amendment together with the Agreement constitute the full and entire understanding and agreement between the Company and Investors with regard to the subject matter hereof and thereof and neither the Company nor the Investors shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

5.	Counterparts. This Amendment may be executed in two or more counterparts, including by facsimile or electronic transmission, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.	Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to that body of laws pertaining to conflict of laws.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date below.

DIGITAL BRANDS GROUP, INC.

By:	/s/ John Hilburn Davis IV
Name: John Hilburn Davis IV
Title: Chief Executive Officer

INVESTORS:

The Investors executing the Signature Page in the form attached hereto as Amended Annex A and delivering the same to the Company or its agents shall be deemed to have executed this Agreement and agreed to the terms hereof.

[Company Signature Page to First Amendment to the Securities Purchase Agreement]

Amended Annex A

First Amendment to the Securities Purchase Agreement

Investor Counterpart Signature Page

The undersigned, desiring to enter into this First Amendment to the Securities Purchase Agreement dated as of July 28, 2022 (“Amendment”), with the undersigned, Digital Brands Group, Inc., a Delaware corporation (“Company”), in the form furnished to the undersigned..

INVESTOR

Dragon Dynamic Funds Platform Ltd.

By:	/s/ Gary Carr
Name:
Title:
Date:
Fax No.:

Aggregate “Subscription Amount”: $ 500,000 (previously subscribed on July 22, 2022)

Aggregate “Original Principal Amount” of Notes (above dollar amount times 1.25): $ 625,000

State/Country of Domicile or Formation:

SS/EIN/TIN:

Address:

Telephone:

E-Mail:

[Investor Counter Signature Page to First Amendment to the Securities Purchase Agreement]

First Amendment to the Securities Purchase Agreement

Investor Counterpart Signature Page

The undersigned, desiring to enter into this First Amendment to the Securities Purchase Agreement dated as of July 28, 2022 (“Amendment”), with the undersigned, Digital Brands Group, Inc., a Delaware corporation (“Company”), in the form furnished to the undersigned.

INVESTOR

622 Capital LLC

By:	/s/ Gary Glyburn Jr.
Name:
Title:
Date:
Fax No.:

Aggregate “Subscription Amount”: $ 500,000 (previously subscribed on July 22, 2022)

Aggregate “Original Principal Amount” of Notes (above dollar amount times 1.25): $ 625,000

State/Country of Domicile or Formation:

SS/EIN/TIN:

Address:

Telephone:

E-Mail:

[Investor Counter Signature Page to First Amendment to the Securities Purchase Agreement]

First Amendment to the Securities Purchase Agreement

Investor Counterpart Signature Page

The undersigned, desiring to: (i) enter into this First Amendment to the Securities Purchase Agreement dated as of July 28, 2022 (“Amendment”), with the undersigned, Digital Brands Group, Inc., a Delaware corporation (“Company”), in the form furnished to the undersigned; and (ii) purchase the Securities as set forth below, hereby agrees to purchase such Securities from the Company as of the Closing and further agrees to join the Amendment as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof. The undersigned specifically acknowledges having read the representations in the Agreement section entitled ‘Representations and Warranties of the Investors,’ and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor.

INVESTOR

Walleye Opportunities Master Fund Ltd

By:	/s/ William England
Name:
Title:
Date:
Fax No.:

Aggregate “Subscription Amount”: $ 500,000 (subscribed on July 28, 2022)

Aggregate “Original Principal Amount” of Notes (above dollar amount times 1.25): $ 625,000

State/Country of Domicile or Formation:

SS/EIN/TIN:

Address:

Telephone:

E-Mail: